Exhibit 10.3

SECOND LEASE AMENDMENT

(Modified Premises and Adjusted Rent)

This Amendment is to the Office Building Lease and Addendum One and Addendum Two dated May 18, 1999 (the “Lease”), and the First Lease Amendment dated May 11, 2004, by and between Lake Union Building LLC (“Landlord”), and Insightful Corporation, formerly known as Mathsoft, Inc. (“Tenant”). To the extent the terms of this Amendment are inconsistent with the other terms of the Lease, the terms of this Amendment shall control. Unless specifically stated otherwise, all capitalized terms in this Amendment shall have the same meaning ascribed to them in the Lease.

1. MODIFIED PREMISES & RENTABLE AREA:

The Premises and Rentable Area are hereby modified as follows:

That portion of The Lake Union Building containing approximately 976 square feet of Rentable Area located on the first (1st) floor of the Building and consisting of the space known as Suite 120;

That portion of The Lake Union Building containing approximately 7,974 square feet of Rentable Area located on the fourth (4th) floor of the Building;

That portion of The Lake Union Building containing approximately 12,544 square feet of Rentable Area located on the fifth (5th) floor of the Building.

The total Rentable Area of the Premises is approximately 21,494 square feet.

All Rentable Area measurements are calculated in accordance with the BOMA Standard Method for Measuring Floor Area in Office Buildings (ANSI/BOMA Z65.1-1996).

2. RENTAL RATE – LEASE TERM EXTENSION PERIOD:

The rental rate during the Lease Term Extension shall be the fully serviced rate charged Tenant by Landlord per Rentable Square Foot (RSF) as set forth below:

Extension Term - The rental rate shall be as follows:

Suite 120

Period	Rate per RSF, annually	Monthly Rent
Months 1 – 36	$10.00	$813.33
Months 37 – 42	$11.00	$894.66

Floors 4 & 5

Period	Rate per RSF, annually	Monthly Rent
Months 1 – 12	$20.00	$34,196.67
Months 13 – 24	$21.00	$35,906.50
Months 25 – 42	$21.50	$36,761.42

In the event of any conflict between the terms of this Amendment and the Lease, the terms of this Amendment shall prevail.

Second Lease Amendment – Insightful Corporation

June 2, 2004

LANDLORD		TENANT

Lake Union Building LLC		Insightful Corporation

By:	/s/ Jean L. Barber	By:	/s/ Jeffrey E. Coombs
Jeff Coombs
Its:	CFO of Sole Member	Its:	President & Chief Executive Officer
Date:	6/16/04	Date:	6/15/04

Second Lease Amendment – Insightful Corporation

June 2, 2004

ACKNOWLEDGMENT OF LANDLORD

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)

On this                      day of                                              , 20    , before the undersigned, a Notary Public in and for the State of Washington, personally appeared                                                           and                                                           to me known to be the                                                           and                                                           of the corporation that executed the within and foregoing Lease Amendment, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

NOTARY PUBLIC in and for the State of Washington,
residing at

Second Lease Amendment – Insightful Corporation

June 2, 2004

ACKNOWLEDGMENT OF TENANT

(Corporate)

STATE OF	)
	)	ss.
COUNTY OF	)

On this                      day of                                         , 20    , before the undersigned, a Notary Public in and for the State of                                                          , personally appeared                                                           and                                                           to me known to be the                                                           and                                                           of the corporation that executed the within and foregoing Lease Amendment, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

NOTARY PUBLIC in and for the State of Washington,
residing at